UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2007
S&C Holdco 3, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-100717	81-0557245
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1770 Promontory Circle,	80634
Greeley, CO	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (970) 506-8000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement
The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 1.01 by reference.
Item 3.03 – Material Modification to Rights of Security Holders
The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 3.03 by reference.
Item 8.01 – Other Events
On June 21, 2007, Swift Foods Company (“SFC”), the ultimate parent of S&C Holdco 3, Inc. (“S&C Holdco 3”), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the determination of the pricing for its previously announced cash tender offer to purchase any and all of the outstanding 10.25% Convertible Senior Subordinated Notes due 2010 (the “10.25% Convertible Notes”) (CUSIP No. 87074RAA6) of SFC. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated June 7, 2007, as amended and supplemented by the Supplement and Amendment to Offer to Purchase and Consent Solicitation Statement dated June 19, 2007, and the related Consent and Letter of Transmittal (collectively, the “Offer”).
On June 21, 2007, Swift & Company (“S&C”), a wholly owned subsidiary of S&C Holdco 3, S&C Holdco 3 and SFC issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing the receipt of the requisite consents to adopt the proposed amendments to the applicable indentures governing: (i) in the case of S&C, (a) the 12-1/2% Senior Subordinated Notes due January 1, 2010 (the “12-1/2% Subordinated Notes”) (CUSIP No. 870700AG6), and (b) the 10-1/8% Senior Notes due 2009 (the “10-1/8% Senior Notes”) (CUSIP No. 870700AD3), (ii) in the case of SFC, the 10.25% Convertible Notes and (iii) in the case of Holdco 3, the 11.00% Senior Notes due 2010 (the “11.00% Senior Notes”) (CUSIP No. 78379BAA2) pursuant to the Offer.
S&C and its subsidiaries guaranteeing the 10-1/8% Senior Notes and the trustee have entered into a supplemental indenture (the “Third Supplemental Indenture”) as of June 20, 2007 giving effect to the proposed amendments to the indenture governing the 10-1/8% Senior Notes, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference. The Third Supplemental Indenture will only become operative at such time as S&C accepts for payment the 10-1/8% Senior Notes tendered pursuant to the Offer.
S&C and its subsidiaries guaranteeing the 12-1/2% Subordinated Notes and the trustee have entered into a supplemental indenture (the “Fourth Supplemental Indenture”) as of June 20, 2007 giving effect to the proposed amendments to the indenture governing the 12-1/2% Subordinated Notes, a copy of which is filed as Exhibit 4.2 and is incorporated herein by reference. The Fourth Supplemental Indenture will only become operative at such time as S&C accepts for payment the 12-1/2% Subordinated Notes tendered pursuant to the Offer.
SFC, S&C Holdco 3 as guarantor and the trustee have entered into a supplemental indenture (the “10.25% Convertible Notes First Supplemental Indenture”) as of June 21, 2007 giving effect to the proposed amendments to the indenture governing the 10.25% Convertible Notes, a copy of which is filed as Exhibit 4.3 and is incorporated herein by reference. The 10.25% Convertible Notes First Supplemental Indenture will only become operative at such time as SFC accepts for payment the 10.25% Convertible Notes tendered pursuant to the Offer.
S&C Holdco 3 and the trustee have entered into a supplemental indenture (the “11.00% Senior Notes First Supplemental Indenture”) as of June 21, 2007 giving effect to the proposed amendments to the indenture governing the 11.00% Senior Notes, a copy of which is filed as Exhibit 4.4 and is incorporated herein by reference. The 11.00% Senior Notes First Supplemental Indenture will only become operative at such time as S&C Holdco 3 accepts for payment the 11.00% Senior Notes tendered pursuant to the Offer.
Item 9.01 – Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Exhibit Title
4.1	Third Supplemental Indenture, dated as of June 20, 2007, by and among Swift & Company, the guarantors named therein and The Bank of New York Trust Company, N.A.

4.2	Fourth Supplemental Indenture, dated as of June 20, 2007, by and among Swift & Company, the guarantors named therein and The Bank of New York Trust Company, N.A.

4.3	First Supplemental Indenture, dated as of June 21, 2007, by and among Swift Foods Company, S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A.

4.4	First Supplemental Indenture, dated as of June 21, 2007, by and among S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A.

99.1	Press Release, dated June 21, 2007

99.2	Press Release, dated June 21, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&C HOLDCO 3, INC.

	By:	/s/ Donald F. Wiseman

	Name:	Donald F. Wiseman
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 25, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
4.1	Third Supplemental Indenture, dated as of June 20, 2007, by and among Swift & Company, the guarantors named therein and The Bank of New York Trust Company, N.A.

4.2	Fourth Supplemental Indenture, dated as of June 20, 2007, by and among Swift & Company, the guarantors named therein and The Bank of New York Trust Company, N.A.

4.3	First Supplemental Indenture, dated as of June 21, 2007, by and among Swift Foods Company, S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A.

4.4	First Supplemental Indenture, dated as of June 21, 2007, by and among S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A.

99.1	Press Release, dated June 21, 2007

99.2	Press Release, dated June 21, 2007